BEVERLY NATIONAL CORPORATION



           1996 Incentive Stock Option Plan for Key Employees

1. Purpose.

   1.1 The purpose of the Beverly National Corporation 1996 Incentive Stock Option Plan for Key Employees (hereinafter referred to as the "Plan") is to provide incentives to present and future employees of Beverly National Corporation, a Massachusetts corporation (this "Corporation"), and any of its present and future subsidiaries at least fifty percent (50%) owned by this Corporation ("Subsidiaries") (such employees being hereinafter referred to as an "Employee") in order that they may provide exceptional services to this Corporation and its Subsidiaries, and to offer inducements to Employees to accept and continue employment with this Corporation and its Subsidiaries by offering Employees options to purchase shares of this Corporation's common stock which may qualify for treatment as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code") upon the approval of the Plan by the shareholders of this Corporation by such Employees of the requirements and upon the satisfaction for such qualification. This Plan is an "incentive stock option plan" described in Section 422 of the Code.



2.  Administration of Plan

   2.1 The Plan shall be administered by the Board of Directors of this Corporation (the "Board of Directors") which shall: (1) determine which Employees to purchase shares of this Corporation's Common Stock ($2.50 par value) ("Stock") pursuant to the Plan (which options shall hereinafter be referred to as "Options", or in the singular as an "Option" (2) determine the time or times when Options shall be granted and the number of shares of stock subject to each Option; (3) determine the option price at which the shares of Stock subject to each Option may be purchased pursuant to the Plan and the forms of the instruments evidencing any Options granted under the Plan or any other instrument to be used in connection with the plan; (4) adopt, amend, and rescind in its discretion rules and regulations for the administration of the plan;(5) interpret the Plan and decide all questions and settle all controversies and disputes which may arise in connection with the Plan, which decisions and interpretations shall be binding upon all persons; and (6) exercise such other powers as may be necessary or desirable to implement the provisions of this Plan.

   2.2 Members of the Board of Directors who are Employees shall be eligible to receive Options pursuant to the Plan. The grant of an Option to an Employee who is also a director of this Corporation shall not be affected or invalidated by reason of the fact that such director voted to approve the grant of such Option.

   2.3 No member of the Board of Directors shall be liable for any action taken or determination made in good faith and in a manner reasonably believed to be in the best interests of this Corporation with respect to the Plan or any Option granted pursuant thereto. The Board of Directors may indemnify any person against expenses reasonably incurred or the amount of any damages fine, or settlement assessed against or agreed to by such person, in connection with any action, suit or proceeding in which such person may be involved in connection with any Option or this Plan to the same extent that the Board of Directors may indemnify such person under the By-laws of this Corporation.

3. Authority to Grant Options.

   3.1 Subject to the terms and conditions of this Plan, the Board of Directors may from time to time grant to such Employees as it may determine to be capable of making substantial contributions to the management or development of this Corporation and its Subsidiaries Options, upon such terms and conditions as it may deem appropriate, subject to applicable provisions of this Plan.

   3.2 The Board of Directors may authorize the grant of Options to Employees by action taken with or without a meeting. The effective date of the grant of an option pursuant hereto shall be the date specified by the Board of Directors in the Stock Option Agreement, as hereinafter defined.

   3.3 The number of shares of Stock subject to an Option shall in each case be determined by the Board of Directors, subject to the applicable provisions of this Plan. More than one Option may be granted to the same Employee.

   3.4 Nothing contained in this Plan or in any resolution adopted by the Board of Directors or the shareholders of this Corporation shall constitute the grant of an Option hereunder, and no Employee shall be entitled to the grant of an Option unless action granting an Option to such Employee shall have been taken by the Board of Directors and unless the recipient of an Option shall have executed an agreement in form and substance satisfactory to the Board of Directors containing terms, restrictions and conditions imposed upon the exercise of the Option and the transfer of any Stock pursuant thereto ("Stock Option Agreement").

   3.5 Any purported disposition of shares of Stock acquired pursuant to an Option which shall be in contravention of the terms, restrictions and conditions contained in the Stock Option Agreement executed in connection with such Option shall be ineffective, and such disposition shall not be registered upon the stock transfer books of this Corporation.

   3.6 The aggregate fair market value of Stock with respect to which Options issued hereunder are exercisable for the first time during any calendar year, when aggregated with the rair market value of stock subject to other incentive stock options then outstanding under all plans of this Corporation and its parent and subsidiary corporations and exercisable for the first time during such calendar year, shall not exceed $100,000 or such other amount as shall be permitted for options intended to qualify for incentive stock option treatment. For purposes of this section the fair market value of stock subject to Options shall be determined at the time the options are issued.

4. Stock Subject to the Plan.

   4.1 Stock to be issued upon the exercise of an Option shall be made available, in the discretion of the Board of Directors, from authorized but unissued shares of Stock or from shares of Stock held in the treasury of this Corporation, however acquired.

   4.2 The aggregate number of shares of Stock for which Options may be granted under the Plan shall be 68,900. If an Option shall expire, terminate, or be canceled or surrendered in whole or in part prior to the exercise thereof,the number of shares of Stock subject to the unexercised portion of such Option shall be subject to other Options granted theretofore or thereafter pursuant to the Plan.

   4.3 Appropriate adjustments in the number of shares of Stock subject to Options previously issued hereunder and in the number of shares of Stock for which Options have not yet been granted under this Plan shall be made by the Board of Directors if at any time after the effective date of this Plan this Corporation shall increase or decrease the number of outstanding shares of Stock, whether by stock split, combination, stock dividend or reclassification, or merger, consolidation, recapitalization, or reorganization.

   4.4 No provision of this Plan, nor any Option granted pursuant hereto or Stock Option Agreement entered into in connection therewith shall confer upon any Employee or any other person any preemptive right to acquire any stock of this Corporation.

5.  Eligibility.

   5.1 The Board of Directors may grant Options pursuant hereto to such Employees as it may designate from time to time pursuant to Section 3.1 hereof regardless of whether such Employees are also officers or Director of this Corporation.

   5.2 No officer or directors of this Corporation shall be eligible to receive any Option pursuant to this Plan unless such officer or director is also an Employee.

   5.3 No Employee may exercise any part of an Option unless he or she has been continuously employed by this Corporation from the date the Option was granted until no more than three (3) months prior to the time of such exercise, provided, that in the case of a deceased employee or an employee whose employment terminates for reason of permanent and total disability, no Option may be exercised unless the optionee as continuously employed by this Corporation from the date the Option was granted until no more than 12 months prior to the time of such exercise.

   5.4 If an Employee or former Employee eligible to exercise an Option granted pursuant to this Plan dies prior to such exercise, such Option may be exercised to the extent permitted herein by his estate or a person who acquires the right to exercise such Option by bequest or inheritance.

   5.5 No Option granted pursuant to this Plan may be transferred by the holder thereof other than by will or the laws of descent and distribution of the state in which such holder is domiciled at the time of his death.

6.  Terms of Options.

   6.1 The price at which shares of stock may purchased pursuant to an Option be shall be the fair market value of the Stock on the date of the grant of such Option (as determined pursuant to Section 3.2 hereof), provided, that in the case of Options granted to an Employee who at the date of the grant of such Option 10% or more of the combined voting stock of the Corporation owns (a "10% Employee"), such price shall be equal to 110% of the date of the fair market value of the stock on the date of the grant of such Option. For purposes of determining the percentage of stock of the Corporation owned by an Employee, attribution rules made applicable by the Code and related regulations shall apply. The fair market value of any Stock shall be determined by the Board of Directors in good faith.

   6.2 Each Option granted under this Plan shall expire, and may not be exercised to any extent, upon the earliest to occur of the following:

       (a) Each Option shall expire ten years after the date of grant of such Option (as determined pursuant to Section 3.2 hereof), or on such date prior thereto as may be fixed by the Board of Directors, provided, however, that each option granted to a 10% Employee shall expire five years after the date of grant of such Option, or such date prior thereto as may be fixed by the Board of Directors.

       (b) Each Option shall expire not later than three months after termination of the Optionee's employment with this Corporation or any of its Subsidiaries (with or without cause, voluntary or involuntary) for reasons other than death or total and permanent disability, during which three-month period the Option may be exercised only to the extent that it was exercisable upon termination. If the optionee's employment with this Corporation or any of its Subsidiaries terminates for reasons of death or total and permanent disability, then the Option shall expire 12 months after such termination of employment, and during that 12-month period the Option may be exercised only to the extent it was exercisable upon termination. If an optionee whose employment terminates for reasons other than death or disability dies during the three-month period described above, such optionee's Options shall expire one year from the date of termination of employment, during which time they may be exercised to the extent exercisable on the date of termination.

7.  Exercise of Options.

   7.1 Each Option granted hereunder shall be exercisable in such installment or installments as may be determined by the Board of Directors at the time of the grant. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

   7.2 A person subject to the terms and entitled to exercise an Option may, conditions of the Stock Option Agreement executed in connection therewith, exercise such Option from time to time by delivery to this Corporation at its principal office of written notice of his or her intention to exercise such Option setting forth the number of shares with respect to which the Option is to be exercised and accompanied by (1) payment in full of the purchase price of the shares to be purchased, (2) payment in full of all local, state or federal taxes due on account of the exercise of such Option, and (3) such other documents and materials as may be required by this Corporation under the terms of this Plan, the Stock Option Agreement, or otherwise. As promptly as practicable thereafter, this Corporation shall deliver to the purchaser certificates for the number of shares purchased.

   7.3 The date of actual receipt by this Corporation of notice of attention to exercise an Option shall be deemed the date of exercise of the Option with respect to the shares then purchased. Delivery of shares purchased shall be deemed effective when a stock transfer agent shall have deposited certificates therefor with the United States mail for delivery to the purchaser at the address specified in the notice of exercise provided to this Corporation.

   7.4 During the life of a holder of an option issued pursuant to this Plan, such Option may be exercised only by the holder.

   7.5 No person, estate or other entity shall have any of the rights of a shareholder of this Corporation with respect to shares subject to an Option until a certificate or certificates for such shares shall have been delivered by this Corporation to such person or entity. Upon delivery of such a certificate to the purchaser thereof for the number of shares of Stock purchased, the owner thereof shall have all the rights of a shareholder of such shares of Stock, including the right to vote the same and receive dividends thereon, subject, however, to the terms, conditions and restrictions contained in this Plan and in the Stock Option Agreement executed in connection with the Option exercised with respect to such shares.

8. Miscellaneous.

   8.1 The grant of an to an Option to an employee pursuant hereto shall not confer upon such Employee a right to continued right to continued employment, nor shall it limit the right of this Corporation or any Subsidiary to terminate the employment of any such Employee.

   8.2 The Board of Directors may modify, amend or terminate this Plan or any provision thereof at any time and from time to time provided however, that no amendment to this Plan shall be made which shall: (1) increase the total number of shares of Stock for which Options under this Plan may be issued, except as provided in Section 4.3 hereof, (2) increase the total number of shares of Stock which may be acquired by an Employee pursuant to Options issued under this Plan except as provided in Section 4.3 hereof, (3) extend the maximum period during which any Option may be exercised as set forth in Section 6.2 hereof, (4) change the class of employees entitled to receive awards, (5) reduce the purchase price of Stock subject to any Option, or (6) extend the termination date of this Plan, without in each case the prior approval of the holders of at least a majority of the Stock of this Corporation of all classes voting together. No amendment to this Plan shall alter or impair any Option previously granted pursuant hereto without the consent of the holder thereof.

   8.3 The effective date of this Plan shall be April 1, 1996. No Option may be granted pursuant hereto subsequent the date which is ten years after the date on which the Plan shall be adopted by the Board of Directors.

   8.4 This Plan, and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the Commonwealth of Massachusetts.

   8.5 Notice to this Corporation pursuant to Sections 7.2 or 8.5 hereof or for any other purpose may be given by delivery in hand or first class mail, postage prepaid, and addressed as follows:

                            Beverly National Corporation
                            240 Cabot Street
                            Beverly, Massachusetts 01915


  Notice to an Employee to whom an Option shall be granted hereunder may be given by delivery in hand or first class mail, postage prepaid, to the address listed by such Employee in the Stock Option Agreement executed by such Employee.



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